UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) 2/1/2005

                            General Cable Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                      1-12983               06-1398235
------------------------------   ------------------------  ----------------
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
 of incorporation                                         Identification No.)


                                4 Tesseneer Drive
                        Highland Heights, Kentucky 41076
               ---------------------------------------------------
                (Address of principal executive offices/Zip Code)

                                  (859)572-8000
                         (Registrant's telephone number)

                                 Not Applicable
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02 Results of Operations and Financial Condition.

     On February 1, 2005, the registrant issued a press release, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

     (c) The Exhibit accompanying this Report is listed in the Index to Exhibits.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION
 (Registrant)


Date: 02/01/2005




(Signature)* /s/ Robert J. Siverd
             --------------------
Robert J. Siverd
Executive Vice President and General Counsel